UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 5, 2007

Fremont General Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-08007	95-2815260
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2425 Olympic Boulevard, 3rd Floor, Santa Monica, California		90404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 315-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 5, 2007, Fremont General Corporation, doing business primarily through its wholly-owned industrial bank, Fremont Investment & Loan (collectively, "Fremont"), issued a press release responding to the lawsuit filed against Fremont by the Massachusetts Attorney General’s office. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number Description

Exhibit 99.1 Press Release dated October 5, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fremont General Corporation

October 5, 2007	By:	/s/ Louis J. Rampino

Name: Louis J. Rampino
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 5, 2007